SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 14, 2002


                            VALENCE TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


             Delaware                  0-20028              77-0214673
   (State or Other Jurisdiction      (Commission           (IRS Employer
        of Incorporation)            File Number)        Identification No.)


                      6504 Bridge Point Parkway, Suite 415,
                               Austin, Texas 78730
                    (Address of Principal Executive Offices)


                                 (512) 527-2900
                         (Registrant's Telephone Number)


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ITEM 5.  OTHER EVENTS

     Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Valence Technologies, Inc. for its third quarter ended December 31, 2001 and forward-looking statements relating to 2002 and its fourth quarter and fiscal year ending March 31, 2002 as presented in a press release of February 14, 2002.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

               99.1 Financial Information for Valence Technologies, Inc. for its third quarter ended December 31, 2001 and forward-looking statements relating to 2002 and the fourth quarter and fiscal year ended February 14, 2002.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION & EXHIBITS

          (a)  Financial Statements. N/A

          (b)  PRO FORMA Financial Information. N/A

          (c)  Exhibits.

               Exhibit 99.1 Press Release dated February 14, 2002


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 14, 2002                           Valence Technology, Inc.


                                                /S/ KEVIN MISCHNICK
                                            -----------------------------------
                                            By:  Kevin Mischnick
                                            Its: Vice President of Finance


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                                  EXHIBIT INDEX

EXHIBITS

99.1        Press Release dated February 14, 2002.


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